UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 04, 2024

DISC MEDICINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39438	85-1612845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street Suite 101
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 674-9274

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 4, 2024, Disc Medicine, Inc. (the "Company") issued a press release announcing positive feedback from its end-of-Phase 2 meeting ("EOP2 Meeting") with the U.S. Food and Drug Administration ("FDA") for bitopertin in erythropoietic protoporphyria ("EPP"). The Company will host a previously-announced conference call to discuss the FDA feedback on November 4, 2024 at 8:00 AM ET. An archived webcast will be available following the call for 30 days on the Events & Presentations section of the Company’s website. A copy of the press release is attached as Exhibit 99.1 and a copy of the slide presentation to be presented during the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.1 or Exhibit 99.2.

Item 8.01 Other Events.

On November 4, 2024, the Company announced positive feedback from its EOP2 Meeting with the FDA, supporting the regulatory path forward for bitopertin in EPP. The EOP2 Meeting resulted in the Company and the FDA agreeing on all proposed attributes of the Company’s APOLLO clinical trial of bitopertin in EPP and X-linked protoporphyria ("XLP"), which the Company plans to initiate by mid-2025, including the:

•
Sufficiency of a single, randomized, double-blind, placebo-controlled trial;
•
Primary endpoint of average monthly total time in sunlight without pain during the last month following six months of treatment;
•
Additional measures such as change in protoporphyrin IX ("PPIX"), occurrence of phototoxic reactions, cumulative total pain-free time in sunlight, and patient global impression of change (PGIC);
•
Selection of 60 mg dose of bitopertin and six-month treatment duration; and
•
Inclusion of patients aged 12+ with EPP, including XLP.

In addition, the FDA agreed with the potential for reduction of PPIX to serve as a surrogate endpoint to support an accelerated approval. Under the accelerated approval pathway, the Company would have the potential to submit a New Drug Application ("NDA") based on the Company's existing data package, and the APOLLO trial would serve as a confirmatory trial. The Company will be meeting with the FDA to finalize the details of APOLLO, and plans to provide an update in the first quarter of 2025 on this discussion as well as timing for a potential NDA filing under an accelerated pathway.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the Company’s expectations with respect to its potential APOLLO clinical study of bitopertin in EPP and XLP patients, including the proposed study parameters, the anticipated timeline, and the results thereof; and the possible regulatory path forward for bitopertin in EPP, including the potential to seek approval under the accelerated approval pathway and conduct a confirmatory trial, and the timeline of related discussions with the FDA. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” or the negative of these terms and other similar words or expressions that are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements as a result of a number of material risks and uncertainties including but not limited to: the adequacy of the Company's capital to support its future operations and its ability to successfully initiate and complete clinical trials; the nature, strategy and focus of the Company; the difficulty in predicting the time and cost of development of the Company's product candidates; the Company's plans to research, develop and commercialize its current and future product candidates; the timing of initiation of the Company's planned preclinical studies and clinical trials; the timing of the availability of data from the Company's clinical trials; the Company's ability to identify additional product candidates with significant commercial potential and to expand its pipeline in hematological diseases; the timing and anticipated results of the Company's preclinical studies and clinical trials and the risk that the results of the Company's preclinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; and the other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission, including in the “Risk Factors” section of the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it was made. None of the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Disc Medicine, Inc. on November 4, 2024, furnished herewith
99.2	Disc Medicine, Inc. presentation, dated November 4, 2024, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date:	November 4, 2024	By:	/s/ John Quisel, J.D., Ph.D.
		Name: Title:	John Quisel, J.D., Ph.D. Chief Executive Officer